UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-34256	26-3636023
(Commission File Number)	(I.R.S. Employer Identification Number)

205 Newbury Street, Suite 101

Framingham, MA 01701

(Address of principal executive offices including zip code)

(508) 739-0950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Items

On August 2, 2012, HeartWare International, Inc., a Delaware corporation (“HeartWare”) completed its acquisition of World Heart Corporation, a Delaware corporation (“World Heart”) following the approval of the transaction by World Heart’s stockholders on August 2, 2012. To effect the acquisition, Ocean Acquisition Holding Inc., a Delaware corporation and an indirect wholly owned subsidiary of HeartWare (“Merger Sub”), merged with and into World Heart (the “Merger”), with World Heart continuing as the surviving corporation and as an indirect wholly owned subsidiary of HeartWare. The Merger became effective after the close of business on August 2, 2012 (the “Effective Time”), pursuant to the Certificate of Merger that was filed with the Secretary of State of the State of Delaware on that date.

At the Effective Time, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of March 29, 2012, entered into among HeartWare, Merger Sub and World Heart, each share of World Heart’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (other than shares held by the World Heart, HeartWare or any direct or indirect subsidiary of HeartWare) was converted into the right to receive 0.003 shares of common stock of HeartWare, par value $0.001 per share.

On August 2, 2012, HeartWare and World Heart announced the completion of the transaction in a joint press release. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Report, including statements regarding the benefits of the Transaction and statements about the expected timing of the Transaction may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by the use of the words “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans”, “target”, “goal” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of HeartWare and World Heart. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: economic, business, competitive, and/or regulatory factors affecting the businesses of HeartWare and World Heart generally, including those set forth in the filings of HeartWare and World Heart with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. HeartWare and World Heart undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release announcing the completion of the acquisition of World Heart Corporation, dated August 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of August 2, 2012

HEARTWARE INTERNATIONAL, INC.

By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing the completion of the acquisition of World Heart Corporation, dated August 2, 2012.